SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       January 26, 2005
                                                      (January 26, 2005)
                                                --------------------------------


                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          000-20348                                       43-1465483
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    (Commission File Number)                   (IRS Employer Identification No.)


   8235 Forsyth Blvd, St. Louis, MO                         63105
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K


Item 2.02 Results of Operations and Financial Condition.

     On January 26, 2005, D&K Healthcare Resources, Inc. (the "Company") announced via press release the Company's results for its second quarter of fiscal year 2005 for the period ended December 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          99.1 Press Release issued by D&K Healthcare Resources, Inc., dated January 26, 2005, reporting the Company's second quarter fiscal year 2005 results for the period ended December 31, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2005

                               D & K HEALTHCARE RESOURCES, INC.


                               By: /s/ Thomas S. Hilton
                                   ---------------------------------------------
                                                  Thomas S. Hilton
                               Senior Vice-President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description
-------         -----------

 99.1 Press Release issued by D&K Healthcare Resources, Inc., dated January 26, 2005, reporting the Company's second quarter fiscal year 2005 results for the period ended December 31, 2004.